UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07381

T. Rowe Price Health Sciences Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2016

Item 1. Report to Shareholders

Health Sciences Fund	June 30, 2016

The views and opinions in this report were current as of June 30, 2016. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Manager’s Letter

Fellow Shareholders

The portfolio management transition, which we addressed in the December annual report, is now complete. I joined Taymour Tamaddon as the fund’s co-portfolio manager on April 1, 2016, and in accordance with the transition process, Taymour stepped down as co-manager of the Health Sciences Fund on July 1, 2016. I have enjoyed working with Taymour for the past five years, and I would like to acknowledge the success he had in managing this portfolio. Looking ahead, I am optimistic about the long-term prospects for health care stocks. I believe that the recent volatility, although painful for our recent results, has created opportunities to add high-quality companies to the portfolio at more attractive prices.

PERFORMANCE COMPARISON

The Health Sciences Fund returned -8.44% in the six-month period ended June 30, 2016. While we are never happy to report negative returns, the portfolio outperformed its Lipper peer group of health/biotechnology funds. In the first half, stock selection hurt our relative returns versus our Lipper peer group, while industry allocation decisions—specifically our underweight to biotechnology and overweight to the services segments—helped relative performance.

We are pleased to report that the Health Sciences Fund’s performance relative to its peers over longer time periods remains strong. Lipper ranked the portfolio in the top decile of its universe of health/biotechnology funds for the 3-, 5-, and 10-year periods ended June 30, 2016. (Based on cumulative total return, Lipper ranked the Health Sciences Fund 43 of 87, 3 of 80, 3 of 70, and 3 of 59 funds for the 1-, 3-, 5-, and 10-year periods ended June 30, 2016, respectively. Past performance cannot guarantee future results.)

MARKET ENVIRONMENT

Health care stocks were volatile and posted losses for the six-month reporting period. After a steep sell-off in the first quarter, the sector recouped about one-third of that loss in the second quarter. Biotechnology and pharmaceutical stocks, which account for approximately 60% of the Lipper Health/Biotechnology Funds Index, fell roughly 25% and 12%, respectively. On the positive side of the ledger, products and devices gained nearly 15%, services companies gained about 2%, and the life sciences segment advanced 2%. Although we keep an eye on our overall industry allocations and maintain broad diversification across the entire health care sector, we believe that stock selection will be the primary factor in generating outperformance over time.

PORTFOLIO REVIEW

The services sector was the leading absolute and relative performance contributor, thanks to an overweight allocation (36% of total net assets) and stock selection. UnitedHealth Group benefited from continued strength from its Optum segment, with all three of its business units (OptumRx, OptumHealth, and OptumInsight) substantially increasing operating income. Although its private exchange business has been weak, management is committed to eliminating financial exposure to the health care exchanges in 2017 and has already exited several markets. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Aetna posted solid first-half gains on expectations of regulatory approval for its merger with Humana. WellCare Health Plans, which was also a solid contributor, made strides in turning around its business. The company’s first-quarter results showed improved margins and revenue growth. WellCare has implemented cost controls due to concerns about the impact of rising medical costs.

The biotechnology industry is the portfolio’s second-largest allocation (24% of assets) but the most significant underweight versus the benchmark (which holds about 40%). While stock selection hurt our comparison with the benchmark, the underweight allocation provided a powerful positive contribution, as biotech was the poorest-performing segment in the health care sector. The portfolio’s best performers, such as TESARO and Exelixis, generated strong absolute returns driven by positive clinical trial data for therapies under development. However, these gains were more than offset by losses among some of our largest holdings in the sector, including Alexion Pharmaceuticals, Regeneron Pharmaceuticals, and Vertex Pharmaceuticals.

Pharmaceuticals, the portfolio’s next largest allocation at about 19% of assets, also detracted from absolute and relative results. Several of our largest holdings performed poorly, such as Allergan and Valeant Pharmaceuticals International (which we eliminated during the period). Our best performers in the segment included Bristol-Myers Squibb, which continued to successfully execute on the launch of its immuno-oncology drug Opdivo, and Baxalta, which was acquired by Shire.

Our life sciences holdings also contributed to absolute and relative results, thanks to stock selection and our overweight allocation to the sector’s smallest industry group. Scientific instruments company FEI benefited from strong organic sales growth, particularly within its science segment, and improved operating margins. Its stock rallied following the announcement that Thermo Fisher Scientific (another solid contributor) agreed to acquire the microscope technology maker for $4.2 billion in cash.

INDUSTRY POSITIONING

●

Services: We are overweight this broad category that includes payors, providers, drug distributors, and health care technology. Our largest allocations are in the managed care industry, where we think demographics—an aging population—and the underlying business model will be positive drivers. We believe these companies will benefit from an era of depressed utilization as consumers become more rational in their individual health care spending. We favor companies that can hold down medical costs and improve outcomes. In addition, we like the prospects for select hospital operators and drug distributors.

●

Biotechnology: We believe that the discovery, development, manufacture, and commercialization of medicines are drivers of long-term value. Many of the best investments in health care will come from therapeutics companies—those that produce medicines that prevent disease, relieve symptoms, and provide cures.

●	Pharmaceuticals: This group is our third-largest absolute allocation, although we have a modest underweight versus the benchmark. We favor companies that are developing novel therapeutics.
●

Products and devices: We have maintained an underweight compared with the benchmark and continue to monitor its developments closely. This segment is generally viewed as a safe haven within the health care sector. While the group has some foreign exchange concerns, it is less exposed to political pressure compared with the biotechnology and pharmaceutical segments. Our investments in product and device manufacturers tend to focus on product-specific drivers.

●

Life sciences: This is the smallest industry allocation in the portfolio, but we are overweight versus the benchmark. Companies in this segment provide technologies that enable experimentation to occur. The sector has recently benefited from an increase in research and development spending by pharmaceutical and biotechnology companies and should benefit from improving demand from the U.S. government and academia.

Most of the fund’s investments are in U.S. common stocks, but we will selectively invest in non-U.S. companies. Over the past six months, our non-U.S. investments declined in aggregate. Additionally, we write call and put options primarily as a means of augmenting income. Normally, the portfolio will own the securities on which it writes these options. The premium income recovered by writing covered options can help reduce, but not eliminate, volatility. The options strategy contributed modestly to results over the reporting period.

OUTLOOK

At the start of the year, we were somewhat cautious about near-term results given health care’s strong performance over the last five years. We also recognized some of the challenges the sector faced, chief among them the political rhetoric aimed at drug pricing, which has created an overhang on biotechnology and pharmaceutical stocks. While drug pricing has remained front and center, there have also been a number of fundamental and clinical disappointments that have hurt the sector over the past six months. We expect that the market’s recent volatility will continue in the near term, but we maintain a favorable long-term view of the sector.

In our view, we are in the middle innings of the drug price overhang, but we are optimistic about some highly innovative companies that are developing therapies that bring material medical benefits. However, companies that have taken egregious price increases on old products are at serious risk. While we don’t see any near-term legislation for pricing on the drugs that are materially improving patient outcomes, the days of significant price inflation are likely over.

Therapeutics companies face near-term headwinds, which means selectivity in the space is warranted and having differentiated insights will be imperative. However, health care is a heterogeneous group with subindustries focused on varying sets of fundamentals. We have a favorable outlook for managed care, an area that has benefited from increasing memberships as well as a wave of mergers that will help consolidate the industry. Lower health care utilization trends have also been a boon for managed care companies in recent years, as consumers increasingly shoulder more health care costs through higher deductibles and copays. At the same time, per capita health care utilization has declined, and more people are using outpatient facilities, which is cheaper for the health care system and more profitable for the facilities. We expect these trends will continue.

While market volatility will likely remain elevated due to the recent Brexit decision and the upcoming U.S. presidential election, our positive longer-term view on the health care sector remains largely unchanged given the tailwinds of favorable demographics, technological advances, and growing clinical needs. Our focus remains on investing in companies that are developing new and effective innovative therapies for unmet medical needs as well as on companies whose businesses reduce costs or improve quality in our health care system.

We would like to thank our fellow shareholders for their ongoing support and confidence in T. Rowe Price. As always, we will continue to work diligently on your behalf.

Respectfully submitted,

Ziad Bakri
President of the fund and chairman of its Investment Advisory Committee

July 11, 2016

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

T. Rowe Price Health Sciences Fund

Supplement to Summary Prospectus Dated May 1, 2016

Effective September 1, 2016, the T. Rowe Price Health Sciences Fund (Fund) will resume accepting new accounts and purchases from most new direct investors. The Fund was closed to new investors on June 1, 2015, due to significant purchases and asset growth, which created challenges for the portfolio manager to invest fully in the health sciences industry. Given changed market conditions, the Fund’s investment adviser and Board of Directors concluded it was in the shareholders’ best interests to reopen the Fund to new accounts.

Accordingly, effective September 1, 2016, the first sentence under “Purchase and Sale of Fund Shares” is deleted in its entirety from the summary prospectus.

Financial intermediaries, insurance companies, and other institutional clients should contact T. Rowe Price Financial Institution Services or their relationship manager to determine eligibility to open new accounts and purchase shares of the Fund.

The date of this supplement is August 10, 2016.
F114-041-S 8/10/16

RISKS OF GROWTH INVESTING

Growth stocks can be volatile for several reasons. Since these companies usually invest a high portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion stock prices in a falling market. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

RISKS OF HEALTH SCIENCES FUND INVESTING

Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. Companies in the health sciences field are subject to special risks, such as increased competition within the health care industry, changes in legislation or government regulations, reductions in government funding, product liability or other litigation, and the obsolescence of popular products.

GLOSSARY

Lipper index: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

S&P 500 Index: An index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value-weighted index, with each stock’s weight in the index proportionate to its market value.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 6/30/16
UnitedHealth Group	4.4%
Allergan	4.3
Humana	4.3
Aetna	4.2
Becton, Dickinson & Company	3.6
Bristol-Myers Squibb	3.6
Cigna	3.0
Gilead Sciences	2.9
McKesson	2.8
Thermo Fisher Scientific	2.7
Eli Lilly	2.4
Alexion Pharmaceuticals	2.3
Intuitive Surgical	2.2
HCA Holdings	2.2
Mallinckrodt	2.0
Anthem	2.0
Vertex Pharmaceuticals	1.8
DaVita HealthCare Partners	1.8
Incyte	1.7
Stryker	1.7
Centene	1.7
Agilent Technologies	1.7
Neurocrine Biosciences	1.6
Walgreens Boots Alliance	1.6
Regeneron Pharmaceuticals	1.6
Total	64.1%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the I Class shares are also available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

Investor Class

	6 Months Ended 6/30/16	Year Ended 12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
NET ASSET VALUE						
Beginning of period	$ 68.86	$ 67.99	$ 57.80	$ 41.22	$ 32.60	$ 30.28
Investment activities						
Net investment income (loss) (1)	(0.03)	(0.11)	(0.05)	(0.12)	0.15	(0.13)
Net realized and unrealized gain / loss	(5.78)	8.79	18.34	21.13	10.28	3.41
Total from investment activities	(5.81)	8.68	18.29	21.01	10.43	3.28
Distributions						
Net investment income	–	–	–	–	(0.14)	–
Net realized gain	–	(7.81)	(8.10)	(4.43)	(1.67)	(0.96)
Total distributions	–	(7.81)	(8.10)	(4.43)	(1.81)	(0.96)
NET ASSET VALUE						
End of period	**$ 63.05**	**$ 68.86**	**$ 67.99**	**$ 57.80**	**$ 41.22**	**$ 32.60**

Ratios/Supplemental Data

Total return (2)	(8.44)%	12.98%	31.94%	51.40%	31.93%	11.01%
Ratio of total expenses to average net assets	0.77% (3)	0.76%	0.77%	0.79%	0.79%	0.82%
Ratio of net investment income (loss) to average net assets	(0.09)% (3)	(0.14)%	(0.08)%	(0.22)%	0.38%	(0.39)%
Portfolio turnover rate	9.9%	31.0%	42.2%	45.7%	12.9%	23.3%
Net assets, end of period (in millions)	$ 11,696	$ 14,224	$ 11,770	$ 8,578	$ 5,016	$ 3,073

(1) Per share amounts calculated using average shares outstanding method.
(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.
(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS ‡

(Cost and value in $000s)

	Shares/Par	$ Value
COMMON STOCKS 96.7%		
BIOTECHNOLOGY 24.3%		
Major Biotechnology 10.5%		
Achillion Pharmaceuticals (1)	2,575,978	20,093
Alkermes (1)	2,333,501	100,854
Amicus Therapeutics (1)	3,158,165	17,243
Biogen (1)	687,790	166,321
Celgene (1)	1,144,002	112,833
Gilead Sciences	4,082,430	340,556
Neurocrine Biosciences (1)(2)	4,210,405	191,363
Novavax (1)	9,502,862	69,086
Vertex Pharmaceuticals (1)	2,437,697	209,691
		1,228,040
Other Biotechnology 13.8%		
ACADIA Pharmaceuticals (1)	2,578,054	83,684
Acceleron Pharma (1)	974,402	33,110
Acerta Pharma, Class B, Acquisition Date: 5/12/15 Cost $4,041 (1)(3)(4)	159,731,910	9,504
Agios Pharmaceuticals (1)	242,400	10,155
Aimmune Therapeutics (1)	341,438	3,694
Alexion Pharmaceuticals (1)	2,323,677	271,313
Alnylam Pharmaceuticals (1)	792,600	43,981
Ardelyx (1)	806,400	7,040
Avexis, Acquisition Date: 9/3/15, Cost $8,188 (1)(3)	389,647	14,074
Avexis (1)	123,100	4,680
Axovant Sciences (1)	672,536	8,635
BeiGene, Acquisition Date: 4/21/15, Cost $4,028 (1)(3)	3,442,584	7,497
BeiGene, ADR (1)	184,693	5,504
Bellicum Pharmaceuticals (1)	629,626	8,160
BioMarin Pharmaceutical (1)	629,749	48,995
Bluebird Bio (1)	755,300	32,697
Blueprint Medicines (1)	224,849	4,553
Clovis Oncology (1)	668,495	9,172
CoLucid Pharmaceuticals (1)	474,285	3,875

Corvus Pharmaceuticals (1)	123,570	1,762
Corvus Pharmaceuticals, Acquisition Date: 9/16/15 Cost $4,093 (1)(3)	292,140	3,958
Dyax (1)	2,445,183	2,714
Editas Medicine (1)	225,735	5,508
Editas Medicine, Lock-up Shares, Acquisition Date: 8/4/15 Cost $4,091 (1)(3)	349,652	8,105
Exelixis (1)	5,370,315	41,942
FibroGen (1)	526,817	8,645
Incyte (1)	2,563,071	204,994
Inotek Pharmaceuticals (1)	592,363	4,407
Insmed (1)(5)	4,005,572	39,495
Kite Pharma (1)	112,300	5,615
Ligand Pharmaceuticals, Class B (1)	173,700	20,717
Medivation (1)	344,100	20,749
Merus (1)	327,800	2,619
Novocure (1)	1,052,395	12,281
Ophthotech (1)	740,504	37,788
Portola Pharmaceuticals (1)	332,379	7,844
Prothena (1)	1,651,310	57,730
Puma Biotechnology (1)	510,581	15,210
QuatRx Pharmaceuticals, Acquisition Date: 5/11/07 Cost $2,768 (1)(3)(4)(5)	984,435	620
Radius Health (1)	292,125	10,736
Regeneron Pharmaceuticals (1)(2)	524,550	183,189
REGENXBIO (1)	420,863	3,367
Retrophin (1)	376,289	6,702
RPI International Holdings, Partnership Acquisition Date: 5/21/15, Cost $13,552 (3)(4)	114,947	15,271
Seres Therapeutics (1)	586,176	17,028
Spark Therapeutics (1)(2)	1,217,371	62,244
TESARO (1)	1,939,223	162,992
Ultragenyx Pharmaceutical (1)	599,726	29,333

Xencor (1)	467,317	8,874
		1,612,762
Total Biotechnology		2,840,802
LIFE SCIENCES 6.6%		
Life Sciences 6.6%		
Advanced Accelerator Applications, Acquisition Date: 6/12/15 Cost $8,208 (EUR) (1)(3)	1,195,640	18,075
Advanced Accelerator Applications, ADR (1)	235,200	7,111
Agilent Technologies	4,367,480	193,742
Bruker	1,410,243	32,069
Danaher (7)	794,900	80,285
FEI	706,852	75,548
GenMark Diagnostics (1)	920,221	8,006
Mettler-Toledo International (1)	116,050	42,349
Oxford Immunotec Global (1)	311,646	2,805
Thermo Fisher Scientific	2,144,999	316,945
Total Life Sciences		776,935
PHARMACEUTICALS 18.0%		
European Major - Pharmaceuticals 0.0%		
Zeneca, Acquisition Date: 7/18/13, Cost $0 (1)(3)(4)	375,635	231
		231
Major Pharmaceuticals 15.3%		
AbbVie	1,775,092	109,896
Allergan (1)(2)	2,027,797	468,604
Astellas Pharma (JPY)	4,286,500	67,081
Bristol-Myers Squibb	5,674,761	417,379
Chugai Pharmaceutical (JPY)	996,000	35,388
Eli Lilly	3,586,550	282,441
Endo International (1)	711,575	11,093
Ironwood Pharmaceuticals (1)	3,467,950	45,343

Merck	1,431,500	82,469
Natco Pharma (INR)	736,750	6,374
Shire, ADR	792,381	145,861
Teva Pharmaceutical Industries, ADR	2,382,650	119,680
		1,791,609
Specialty Pharmaceuticals 2.7%		
Carbylan Therapeutics (1)	1,294,900	858
GW Pharmaceuticals, ADR (1)	82,815	7,583
Mallinckrodt (1)	3,898,575	236,956
Otonomy (1)	327,600	5,202
Pacira Pharmaceuticals (1)	1,067,948	36,022
Zoetis	675,678	32,068
		318,689
Total Pharmaceuticals		2,110,529
PRODUCTS & DEVICES 11.6%		
Implants 9.6%		
Align Technology (1)	310,300	24,995
Becton, Dickinson & Company	2,500,285	424,023
Dentsply Sirona	571,447	35,453
EnteroMedics, Warrants, 9/28/16 (1)	100,000	—
Intuitive Surgical (1)(2)	392,950	259,901
Medtronic	1,087,600	94,371
Stryker	1,648,700	197,564
Teleflex	227,733	40,379
Wright Medical (1)	2,995,392	52,030
Wright Medical, Rights, 1/2/24 (1)	101,207	126
		1,128,842
Other Products & Devices 2.0%		
Catalent (1)	1,560,212	35,869
Cooper Companies	476,390	81,734

Dexcom (1)	330,656	26,231
Hologic (1)	1,956,200	67,685
JAND, Class A, Acquisition Date: 4/23/15, Cost $6,309 (1)(3)(4)	549,273	5,615
Lantheus Holdings (1)(5)	2,218,141	8,141
Medgenics (1)	625,800	3,473
		228,748
Total Products & Devices		1,357,590
SERVICES 36.2%		
Distribution 5.9%		
CP ALL (THB)	6,904,800	9,874
Diplomat Pharmacy (1)	1,233,575	43,175
Henry Schein (1)	574,078	101,497
McKesson	1,777,784	331,823
Raia Drogasil (BRL)	714,800	14,126
Walgreens Boots Alliance	2,235,850	186,179
		686,674
Information 1.4%		
athenahealth (1)	708,601	97,794
Therapeutics MD (1)	8,599,863	73,099
		170,893
Other Services 1.6%		
Advisory Board (1)	816,059	28,880
Rite Aid (1)	8,973,370	67,211
Team Health Holdings (1)	567,900	23,096
West Pharmaceutical Services	881,897	66,918
		186,105
Payors 20.2%		
Aetna	4,033,778	492,645
Anthem	1,776,100	233,273
Centene (1)	2,743,750	195,822

Total Investments in Securities	
99.7% of Net Assets (Cost $8,199,505)	**$ 11,677,524**

‡ Shares/Par are denominated in U.S. dollars unless otherwise noted.
(1) Non-income producing
(2) All or a portion of this security is pledged to cover written call options at June 30, 2016.
(3) Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at period-end amounts to $104,851 and represents 0.9% of net assets.
(4) Level 3 in fair value hierarchy. See Note 2.
(5) Affiliated Company
(6) Seven-day yield
(7) When-issued security
(8) Shares/Par amount represents either the total number of shares or total contract value of the securities underlying the options. See Note 3.
ADR American Depository Receipts
BRL Brazilian Real
EUR Euro
INR Indian Rupee
JPY Japanese Yen
THB Thai Baht

OPTIONS WRITTEN 0.0% (8)

Allergan, Call, 1/20/17 @ $270.00	98,000	(706)
Intuituive Surgical, Call, 10/21/16 @ $700.00	9,800	(216)
Neurocrine Biosciences, Call, 11/18/16 @ $50.00	136,000	(585)
Neurocrine Biosciences, Call, 11/18/16 @ $55.00	339,000	(830)
Regeneron Pharmaceuticals, Call, 8/19/16 @ $420.00	41,500	(57)
Spark Therapeutics, Call, 9/16/16 @ $50.00	150,000	(997)
Spark Therapeutics, Call, 9/16/16 @ $60.00	35,400	(97)
Total Options Written (Premiums $(6,806))		(3,488)

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $8,199,505)	$ 11,677,524
Receivable for investment securities sold	84,566
Dividends and interest receivable	6,105
Receivable for shares sold	3,730
Other assets	15,052
Total assets	11,786,977
Liabilities	
Payable for shares redeemed	31,385
Payable for investment securities purchased	28,942
Investment management fees payable	6,227
Written options (premiums $6,806)	3,488
Due to affiliates	511
Other liabilities	1,677
Total liabilities	72,230
NET ASSETS	**$ 11,714,747**
Net Assets Consist of:	
Accumulated net investment loss	$ (5,230)
Accumulated undistributed net realized gain	376,540
Net unrealized gain	3,480,431
Paid-in capital applicable to 185,815,497 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares authorized	7,863,006
NET ASSETS	**$ 11,714,747**
NET ASSET VALUE PER SHARE	
Investor Class	
($11,696,140,531 / 185,520,435 shares outstanding)	**$ 63.05**
I Class	
($18,606,787 / 295,062 shares outstanding)	**$ 63.06**

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Operations

($000s)

	6 Months Ended 6/30/16
Investment Income (Loss)	
Income	
Dividend	$ 40,389
Interest	180
Securities lending	24
Total income	40,593
Expenses	
Investment management	38,311
Shareholder servicing	
Investor Class	6,876
Prospectus and shareholder reports	
Investor Class	180
Custody and accounting	205
Registration	150
Legal and audit	46
Directors	26
Miscellaneous	29
Total expenses	45,823
Net investment loss	(5,230)
Realized and Unrealized Gain / Loss	
Net realized gain (loss)	
Securities	382,279
Written options	3,596
Foreign currency transactions	327
Net realized gain	386,202
Change in net unrealized gain / loss	
Securities	(1,628,581)
Written options	1,533
Other assets and liabilities denominated in foreign currencies	(781)
Change in net unrealized gain / loss	(1,627,829)
Net realized and unrealized gain / loss	(1,241,627)
DECREASE IN NET ASSETS FROM OPERATIONS	$ (1,246,857)

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price Health Sciences Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks long-term capital appreciation. The fund has two classes of shares: the Health Sciences Fund original share class, referred to in this report as the Investor Class, incepted on December 29, 1995, and the Health Sciences Fund–I Class (I Class), incepted on March 23, 2016. I Class shares generally are available only to investors meeting a $1,000,000 minimum investment or certain other criteria. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions, if any, are reflected as realized gain/loss. Earnings on investments recognized as partnerships for federal income tax purposes reflect the tax character of such earnings. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Income distributions are declared and paid annually. Distributions to shareholders are recorded on the ex-dividend date. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $43,000 for the six months ended June 30, 2016.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Debt securities generally are traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Generally, debt securities are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Listed options, and OTC options with a listed equivalent, are valued at the mean of the closing bid and asked prices and generally are categorized in Level 2 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on June 30, 2016:

There were no material transfers between Levels 1 and 2 during the six months ended June 30, 2016.

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended June 30, 2016. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at June 30, 2016, totaled $(686,000) for the six months ended June 30, 2016. During the period, transfers into Level 3 generally resulted from a lack of observable market data for the security and transfers out of Level 3 were generally because observable market data became available for the security. Additionally, during the period, transfers into and out of Level 3 include the impact of a holding that converted from a convertible preferred stock to common stock as part of an acquisition.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended June 30, 2016, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. As of June 30, 2016, the fund held equity derivatives with a fair value of $(3,488,000), included in Written Options, on the accompanying Statement of Assets and Liabilities.

Additionally, during the six months ended June 30, 2016, the fund recognized $3,596,000 of realized gain on Written Options and a $1,533,000 change in unrealized gain/loss on Written Options related to its investments in equity derivatives; such amounts are included on the accompanying Statement of Operations.

Counterparty Risk and Collateral The fund invests in exchange-traded or centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps. Counterparty risk on such derivatives is minimal because the clearinghouse provides protection against counterparty defaults.

Options The fund is subject to equity price risk in the normal course of pursuing its investment objectives and uses options to help manage such risk. The fund may use options to manage exposure to security prices, interest rates, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. Options are included in net assets at fair value, purchased options are included in Investments in Securities, and written options are separately reflected as a liability on the accompanying Statement of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as realized gain or loss. In return for a premium paid, call and put options give the holder the right, but not the obligation, to purchase or sell, respectively, a security at a specified exercise price. Risks related to the use of options include possible illiquidity of the options markets; trading restrictions imposed by an exchange or counterparty; movements in the underlying asset values; and, for written options, potential losses in excess of the fund’s initial investment. During the six months ended June 30, 2016, the volume of the fund’s activity in options, based on underlying notional amounts, was generally less than 1% of net assets. Transactions in written options and related premiums received during the six months ended June 30, 2016, were as follows:

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund may lend its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the lending agent(s) in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At June 30, 2016, there were no securities on loan.

When-Issued Securities The fund may enter into when-issued purchase or sale commitments, pursuant to which it agrees to purchase or sell, respectively, an authorized but not yet issued security for a fixed unit price, with payment and delivery not due until issuance of the security on a scheduled future date. When-issued securities may be new securities or securities issued through a corporate action, such as a reorganization or restructuring. Until settlement, the fund maintains liquid assets sufficient to settle its commitment to purchase a when-issued security or, in the case of a sale commitment, the fund maintains an entitlement to the security to be sold. Amounts realized on when-issued transactions are included in realized gain/loss on securities in the accompanying financial statements.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $1,179,437,000 and $2,398,473,000, respectively, for the six months ended June 30, 2016.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At June 30, 2016, the cost of investments for federal income tax purposes was $8,222,612,000. Net unrealized gain aggregated $3,457,323,000 at period-end, of which $3,777,862,000 related to appreciated investments and $320,539,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.270% for assets in excess of $500 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2016, the effective annual group fee rate was 0.29%.

The I Class is subject to an operating expense limitation (I Class limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees, interest, borrowing-related expenses, taxes, brokerage commissions, and extraordinary expenses, to the extent such operating expenses, on an annualized basis, exceed 0.05% of average net assets. This agreement will continue until April 30, 2018, and may be renewed, revised or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses to exceed the I Class limit. However, no repayment will be made more than three years after the date of a payment or waiver. For the six months ended June 30, 2016, the I Class operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and I Class. For the six months ended June 30, 2016, expenses incurred pursuant to these service agreements were $23,000 for Price Associates; $2,439,000 for T. Rowe Price Services, Inc.; and $616,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements, if any.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended June 30, 2016, the fund was charged $28,000 for shareholder servicing costs related to the college savings plans, of which $15,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2016, less than 1% of the outstanding shares of the Investor Class were held by college savings plans.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

As of June 30, 2016, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 4,193 shares of the I Class, representing 1% of the I Class’s net assets.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended June 30, 2016, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page

https://www3.troweprice.com/usis/corporate/en/utility/policies.html and scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 11, 2016, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the 3-, 5-, and 10-year periods, and compared these returns with a wide variety of comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for certain groups of comparable funds and at or below the median for other groups of comparable funds. The information also indicated that the total expense ratio was at or below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts (including subadvised mutual funds) and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business differ from those of the Advisor’s proprietary mutual fund business. The Board considered information showing that the Advisor’s proprietary mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various other relevant factors, including the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its proprietary mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for another institutional account and the degree to which the Advisor performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Health Sciences Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 17, 2016

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 17, 2016

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date August 17, 2016